MERIDIAN FUND, INC.®

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX; INVESTOR CLASS SHARES: MISGX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 16, 2023

to the Funds’ Prospectus and Summary Prospectus

dated December 30, 2022

Small Cap Growth Fund

The Average Annual Total Returns Table for the Small Cap Growth Fund is deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the year ended December 31, 2021)

MERIDIAN SMALL CAP GROWTH FUND	1 Year	5 Year
Investor Class Shares (12/16/13)			Life of Class

Return Before Taxes	7.79%	15.17%	13.95%

Return After Taxes on Distributions	0.42%	11.98%	11.74%

Return After Taxes on Distributions and Sale of Fund Shares1	8.18%	11.31%	10.83%

Class A Shares (12/16/13) Return Before Taxes	7.46%	14.89%	13.65%

Class C Shares (07/01/15) Return Before Taxes	6.75%	14.08%	11.43%

Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	2.83%	14.53%	11.41%

1

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE